EXHIBIT 10.5


                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement"), dated as of November 5, 2003, is entered into between WESTERN GOLDFIELDS, INC., a corporation organized under the laws of the State of Idaho and having an address of 7000 Independence Parkway, Suite 160 #135, Plano, Texas 75025 ("Pledgor"), and RMB INTERNATIONAL (DUBLIN) LIMITED, a corporation organized under the laws of the Republic of Ireland and having an address of 28 Shelbourne Road, Ballsbridge, Dublin 4 Ireland, and its agent, RMB RESOURCES LIMITED, a corporation organized under the laws of England and having an address of Level 3, One Mitre Square, London EC3A 5AN, United Kingdom ("Secured Party").

     WHEREAS, Pledgor and Secured Party are parties to that certain Facility Agreement (as amended, restated, or otherwise modified from time to time, the "Facility Agreement"), of even date herewith, pursuant to which Secured Party has agreed to make loans to Pledgor in accordance with the terms and conditions contained in the Facility Agreement;

     WHEREAS, Pledgor beneficially owns the "Equity Interests" (as hereinafter defined) in the "Issuers" (as hereinafter defined);

     WHEREAS, to induce Secured Party to make the loans provided to Pledgor pursuant to the Facility Agreement, Pledgor desires to pledge, grant, transfer, and assign to Secured Party a security interest in the "Collateral" (as hereinafter defined) to secure the "Obligations" (as hereinafter defined), as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.     DEFINITIONS AND CONSTRUCTION.
       ----------------------------

     (a)     DEFINITIONS.  All initially capitalized terms used herein and not
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otherwise defined herein shall have the meaning ascribed thereto in the Facility
Agreement.  As used in this Agreement:

     "Bankruptcy Code" means United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as in effect from time to time, and any successor statute thereto.

     "Business Day" means a day on which banks are open for general banking business in both London, England and Denver, Colorado, excluding Saturdays, Sundays and public holidays.

     "Code" means the Uniform Commercial Code as in effect in the State of Colorado from time to time.

     "Collateral" shall mean the Pledged Interests, the Future Rights, and the Proceeds, collectively.


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
     "Default" shall have the meaning ascribed thereto in the Facility
Agreement.

     "Equity Interests" means all securities, shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or similar entity, whether voting or nonvoting, certificated or uncertificated, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934). "Equity Interests" shall mean and include all of the issued and outstanding shares of any class, kind or nature of any of Pledgor's subsidiaries, including Western Mesquite Mines, Inc. and Calumet Mining Company.

     "Facility Agreement" shall have the meaning ascribed thereto in the recitals to this Agreement.

     "Future Rights" shall mean: (a) all Equity Interests (other than Pledged Interests) of the Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuers; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.

     "Holder" and "Holders" shall have the meanings ascribed thereto in Section 3 of this Agreement.

     "Issuers" shall mean each of the Persons identified as an Issuer on
Schedule 1 attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

     "Lien" shall mean any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

     "Obligations" shall mean all liabilities, obligations, or undertakings owing by Pledgor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Facility Agreement, this Agreement, or the other Transaction Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

     "Pledged Interests" shall mean (a) all Equity Interests of the Issuers identified on Schedule 1; and (b) the certificates or instruments representing such Equity Interests.

     "Pledgor" shall have the meaning ascribed thereto in the preamble to this Agreement.


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
     "Proceeds" shall mean all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, payment intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto); (b) "proceeds," as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

     "Registered Organization" shall have the meaning ascribed thereto in
Section 9-102(a)(7) of the Code.

     "Secured Party" shall have the meaning ascribed thereto in the preamble to this Agreement, together with its successors or assigns.

     "Securities Act" shall have the meaning ascribed thereto in Section 9(c) of this Agreement.

     "Transaction Documents" shall mean the Facility Agreement and all other agreements, instruments, or other documents entered into or executed in connection therewith, in each case, as amended, restated, or otherwise modified from time to time.

     (b)     CONSTRUCTION.
             ------------

          (i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Facility Agreement, or any of the other Transaction Documents.


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
          (ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

          (iii) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Facility Agreement, the terms and provisions of the Facility Agreement shall control.

2.     PLEDGE.  As security for the prompt payment and performance of the
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Obligations in full by Pledgor when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), Pledgor hereby pledges, grants, transfers, and assigns to Secured Party a security interest in all of Pledgor's right, title, and interest in and to the Collateral.

3.     DELIVERY AND REGISTRATION OF COLLATERAL.
       ---------------------------------------

     (a) All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by Pledgor to Secured Party or Secured Party's designee pursuant hereto at a location designated by Secured Party and shall be held by or on behalf of Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed indorsement certificate in the form attached hereto as Exhibit A or other instrument of transfer or assignment in blank, in form and substance satisfactory to Secured Party.

     (b) Upon the occurrence and during the continuance of a Default, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Collateral) in the name of Secured Party or any of its nominees any or all of the Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     (c) If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a person or entity other than Secured Party or Pledgor (a "Holder"), then Pledgor shall immediately, at Secured Party's option, either cause such Collateral to be delivered into Secured Party's possession, or cause such Holder to enter into a control agreement, in form and substance satisfactory to Secured Party, and take all other steps deemed necessary by Secured Party to perfect the security interest of Secured Party in such Collateral, all pursuant to Sections 9-106 and 9-313 of the Code or other applicable law governing the perfection of Secured Party's security interest in the Collateral in the possession of such Holder.

     (d) Any and all Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for Secured Party, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Secured Party in the same form as so received or held, with any necessary indorsements;


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
provided, that cash dividends or distributions received by Pledgor, may be retained by Pledgor in accordance with Section 4 and used in the ordinary course of Pledgor's business.

     (e) If at any time, and from time to time, any Collateral consists of an uncertificated security or a security in book entry form, then Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Secured Party, or otherwise cause Secured Party's security interest thereon to be perfected in accordance with applicable law.

4.     VOTING RIGHTS AND DIVIDENDS.
       ---------------------------

     (a) So long as no Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Transaction Documents and shall be entitled to receive and retain any cash dividends or distributions paid or distributed in respect of the Collateral.

     (b) Upon the occurrence and during the continuance of a Default, all rights of Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions. Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

5.     REPRESENTATIONS, WARRANTIES AND COVENANT OF PLEDGOR.  Pledgor represents,
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warrants, and covenants as follows:

     (a) Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting and registration rights), and Pledgor agrees that Secured Party shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

     (b) Pledgor is a corporation organized and in good standing under the laws of the State of Idaho. Pledgor's registration number in the State of Idaho is C14508.

     (c) All information herein or hereafter supplied to Secured Party by or on behalf of Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects.

     (d) Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Pledged Interests and all other Collateral acquired by Pledgor after the date


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
hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens in favor of Secured Party.

     (e) This Agreement, and the delivery to Secured Party of the Pledged Interests representing Collateral (or the control agreements referred to in Section 3 of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Interests in favor of Secured Party securing payment of the Obligations, and all actions necessary to achieve such perfection have been duly taken.

     (f) Schedule 1 to this Agreement is true and correct and complete in all material respects. Without limiting the generality of the foregoing: (i) except as set forth on Schedule 1, all the Pledged Interests are in certificated form, and, except to the extent registered in the name of Secured Party or its nominee pursuant to the provisions of this Agreement, are registered in the name of Pledgor; and (ii) the Pledged Interests as to each of the Issuers constitute at least the percentage of all the fully diluted issued and outstanding Equity Interests of such Issuer as set forth in Schedule 1 to this Agreement.

     (g) There are no presently existing Future Rights or Proceeds owned by Pledgor.

     (h) The Pledged Interests have been duly authorized and validly issued and are fully paid and nonassessable.

     (i) Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

6.     FURTHER ASSURANCES.
       ------------------

     (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will:
(i) at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute and deliver such instruments or notices, as may be necessary or reasonably desirable, or as Secured Party may request, in order to perfect and preserve the first priority security interests granted or purported to be granted hereby; (iii) allow inspection of the Collateral by Secured Party or Persons designated by Secured Party; and (iv) appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in the Collateral.

     (b) Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


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
     (c)     Pledgor will furnish to Secured Party, upon the request of Secured
Party: (i) a certificate executed by an authorized officer of Pledgor, and dated as of the date of delivery to Secured Party, itemizing in such detail as Secured Party may request, the Collateral which, as of the date of such certificate, has been delivered to Secured Party by Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request.

7.     COVENANTS OF PLEDGOR.  Pledgor shall:
       --------------------

     (a) Perform each and every covenant in the Transaction Documents applicable to Pledgor;

     (b) Neither change its jurisdiction of organization nor cease to be a corporation, in each case without giving Secured Party at least thirty (30) days prior written notice thereof;

     (c) To the extent it may lawfully do so, use its best efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for cash dividends and other distributions to be paid by any Issuer to Pledgor; and

     (d) Upon receipt by Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Secured Party as soon as possible, but in no event later than five (5) days following the receipt thereof by Pledgor.

8.     SECURED PARTY AS PLEDGOR'S ATTORNEY-IN-FACT.
       -------------------------------------------

     (a) Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time at Secured Party's discretion, to take any action and to execute any instrument that Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of a Default, to receive, indorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to enter into any control agreements Secured Party deems necessary pursuant to Section 3 of this Agreement; or (iii) to arrange for the transfer of the Collateral on the books of any of the Issuers or any other Person to the name of Secured Party or to the name of Secured Party's nominee.

     (b) In addition to the designation of Secured Party as Pledgor's attorney-in-fact in subsection (a), Pledgor hereby irrevocably appoints Secured Party as Pledgor's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce Secured Party's rights hereunder.


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
9.     REMEDIES UPON DEFAULT.  Upon the occurrence and during the continuance of
       ---------------------
a Default:

     (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, Pledgor hereby waives any claims against Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

     (b) Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the city and state where Secured Party is located in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

     (c) Pledgor hereby acknowledges that the sale by Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws, may require strict limitations as to the manner in which Secured Party or any subsequent transferee of the Collateral may dispose thereof. Pledgor acknowledges and agrees that in order to protect Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Pledgor has no objection to sale in such a manner and agrees that Secured Party shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, Pledgor agrees that, upon the occurrence and during the continuation of a Default, Secured Party may, subject to applicable


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law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors reasonably believed by Secured Party to be institutional investors or other accredited investors who might be interested in purchasing the Collateral. If Secured Party shall solicit such offers, then the acceptance by Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

     (d) If Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, Pledgor agrees that, upon request of Secured Party, Pledgor will, at its own expense:

          (i) use its best efforts to execute and deliver, and cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (ii) use its best efforts to qualify the Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by Secured Party;

          (iii) cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

          (iv) execute and deliver, or cause the officers and directors of the Issuers to execute and deliver, to any person, entity or governmental authority as Secured Party may choose, any and all documents and writings which, in Secured Party's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce Secured Party's rights hereunder; and

          (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

     Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in


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damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

     (e)     PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW:
(i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SEECTION 9, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

10.     APPLICATION OF PROCEEDS.  Upon the occurrence and during the continuance
        -----------------------
of a Default, any cash held by Secured Party as Collateral and all cash Proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Secured Party of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by Secured Party as provided in the Facility Agreement.

11.     INDEMNITY AND EXPENSES.  Pledgor agrees:
        ----------------------

     (a) To indemnify and hold harmless Secured Party and each of its directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys' fees and expenses) in any way arising out of or in connection with this Agreement or the Obligations, except to the extent the same shall arise as a result of the negligence or willful misconduct of the party seeking to be indemnified; and

     (b) To pay and reimburse Secured Party upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that Secured Party may incur in connection with: (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral; (ii) the exercise or enforcement of any rights or remedies granted hereunder, under the Facility Agreement, or under any of the other Transaction Documents or otherwise available to it (whether at law, in equity or otherwise); or (iii) the failure by Pledgor to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of any of the Obligations, the termination of the commitments of Secured Party under the Facility Agreement, and the termination of this Agreement or any other Credit Document.

12.     DUTIES OF SECURED PARTY.  The powers conferred on Secured Party
        -----------------------
hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9-207 of the Code, Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

13.     CHOICE OF LAW AND VENUE; WAIVER OF JURY TRIAL.
        ---------------------------------------------

     (a) THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO (WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF). The parties agree that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State of Colorado or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address specified for notices in the Facility Agreement. The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     (b) Pledgor and Secured Party hereby waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or any of the transactions contemplated herein, including contract claims, tort claims, breach of duty claims, and all other common law or statutory claims. Pledgor and Secured Party represent that each has reviewed this waiver and each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. In the event of litigation, a copy of this Agreement may be filed as a written consent to a trial by the court.

14.     AMENDMENTS; ETC.  No amendment or waiver of any provision of this
        ---------------
Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising any right under this Agreement, any other Credit Document, or otherwise with respect to any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Credit Document, or otherwise with respect to any of the Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Obligations are cumulative and not exclusive of any remedies provided by law.

15.     NOTICES.  Except as otherwise expressly provided herein, any notice,
        -------
order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile transmission or other electronic means, or upon receipt of notice sent by overnight mail or certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below. Any party may change its address for notices in the manner set forth above.

                                         WESTERN MESQUITE MINES, INC.
                                         7000 Independence Parkway
                                         Suite 160, #135
                                         Plano, Texas 75025
                                         Attn:  Toby Mancuso
                                         Fax:  972-208-2155
                                         E-Mail:  tmancuso@gte.net

RMB International (Dublin) Limited       RMB Resources Limited, agent
28 Shelbourne Road                       Level 3
Ballsbridge                              One Mitre Square
Dubin 4 Ireland                          London EC3A 5AN
Attn:  Michael Schonfeld                 United Kingdom
Fax:  44-207-626-9041                    Attn:  Michael Schonfeld
E-mail:  Michael.Schonfeld@rmbi.co.uk    Fax:  44-207-626-9041
                                         E-mail:  Michael.Schonfeld@rmbi.co.uk

16.     CONTINUING SECURITY INTEREST.  This Agreement shall create a continuing
        ----------------------------
security interest in the Collateral and shall: (a) remain in full force and effect until the indefeasible payment in full of the Obligations, including the cash collateralization, expiration, or cancellation of all Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Facility Agreement;
(b) be binding upon Pledgor and its successors and assigns; and (c) inure to the benefit of Secured Party and its successors, transferees, and assigns. Upon the indefeasible payment in full of the Obligations, including the cash collateralization, expiration, or cancellation of all Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Facility Agreement, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.
Such documents shall be prepared by Pledgor and shall be in form and substance reasonably satisfactory to Secured Party.

17.     SECURITY INTEREST ABSOLUTE.  To the maximum extent permitted by law, all
        --------------------------
rights of Secured Party, all security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of any of the Obligations or any other agreement or instrument relating thereto, including any of the Transaction Documents;

     (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Transaction Documents, or any other agreement or instrument relating thereto;

     (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Obligations; or

     (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, Pledgor.

18.     HEADINGS.  Section and subsection headings in this Agreement are
        --------
included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

19.     SEVERABILITY.     In case any provision in or obligation under this
        ------------
Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

20.     COUNTERPARTS.  This Agreement may be executed in one or more
        ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

21.     WAIVER OF MARSHALING.  Each of Pledgor and Secured Party acknowledges
        --------------------
and agrees that in exercising any rights under or with respect to the
Collateral:  (a) Secured Party is under no obligation to marshal any Collateral;
(b) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (c) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Obligations in any order and in any manner it so elects. Pledgor and Secured Party waive any right to require the marshaling of any of the Collateral.

     IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.

WESTERN GOLDFIELDS, INC.



By:  /s/ John P. Ryan
   -------------------------------
Title:  Secretary
      ----------------------------
Printed Name: John P. Ryan
             ---------------------

ACCEPTED:
RMB INTERNATIONAL (DUBLIN)
LIMITED


By: /s/ D. Coetzee                          By: /s/ S. Duplessis
   -------------------------------             -----------------
Title:  Authorized Signatory                Title: Authorized Signatory
      ----------------------                      ---------------------
Printed Name: D. Coetzee                    Printed Name: S. Duplessis
             ---------------------                       -------------


RMB RESOURCES LIMITED, AGENT




By: /s/ Robert Gray
   ----------------
Title:  Director
      ----------
Printed Name: Robert Gray
             ------------

                                               SCHEDULE 1

                                            PLEDGED INTERESTS


                                                        Number of      Certificate     Percentage of
Name of           Jurisdiction of                     Shares/Units      Number(s)       Outstanding
Issuer             Organization    Type of Interest  (if applicable)    (if any)    Interests in Issuer
--------------------------------------------------------------------------------------------------------

Western Mesquite  Nevada           Common                  1,000,000             2                  100%
Mines, Inc.                        Stock

Calumet Mining    Idaho            Common                  6,990,000            36                  100%
Company                            Stock